Exhibit 10i
                          TANDY CORPORATION
                       1985 STOCK OPTION PLAN
                       (Restated August, 1990)


    Section 1.  Establishment.

         Tandy Corporation, a Delaware corporation, ("Company") hereby establishes a stock option plan to be named the Tandy
    Corporation 1985 Stock Option Plan ("Plan") for officers and key employees of the Company and its subsidiaries.

    Section 2.  Purpose.

         (a) The purpose of the Plan is to induce officers and key employees of the Company and its subsidiaries, who are in a position to contribute materially to the prosperity thereof, to remain with the Company or its subsidiaries, to offer them incentives and rewards in recognition of their share in the Company's progress, and to encourage them to continue to promote the best interests of the Company and its subsidiaries. The Plan will also aid the Company and its subsidiaries in competing with other enterprises for the services of new key personnel needed to help insure their continued development.

         (b)  Options granted to an optionee shall be either
    Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, or nonstatutory stock options.

    Section 3.  Administration.

         (a) The Plan shall be administered by the Board of Directors (excluding directors who are eligible or have been eligible within the preceding 12 months to receive options, stock or stock appreciation rights under the Plan or any other plan of the Company or any of its affiliates) which shall, acting upon the recommendations of a committee of three or more directors not excluded as aforesaid (the "Committee") appointed or designated by the Board of Directors from time to time, determine the individuals to receive options, the time when they shall receive them, the number of shares to be subject to each option, and shall designate any such option as an Incentive Stock Option or a Nonstatutory Stock Option.

         (b) The Board of Directors (or the Committee if so authorized by the Board of Directors) shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Stock Option Agreements executed pursuant to
    Section 14, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

         (c) The determination of the Board of Directors (or the Committee if so authorized by the Board of Directors) on all matters relating to the Plan or any Plan agreement shall be conclusive.

         (d) No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

    Section 4.  Total Number of Shares to be Optioned.

         (a) The number of shares of common stock ($1.00 par value) of the Company which may be issued upon exercise of options under the Plan shall not exceed two million (2,000,000) shares (subject to adjustment as provided in Section 11 hereof). The shares sold under the Plan may be either issued shares reacquired by the Company at any time or authorized but unissued shares, as the Board of Directors from time to time may determine.

         (b) In the event that any outstanding options under the Plan expire or are terminated for any reason, the shares of common stock of the Company allocable to the unexercised portion of all of such options may again be subject to the grant of options under the Plan.

    Section 5.  Eligibility.

         (a) Options shall be granted only to officers and key employees of the Company or its subsidiaries who, if eligible, are active participants in the Tandy Corporation Stock Purchase Program. The Committee will, in its discretion, determine the officers and key employees which it recommends to the Board of Directors be granted options, and will also recommend the time or times at which options be granted, the number of shares subject to each option, the manner in which options may be exercised and whether an option shall be designated as an Incentive Stock Option or as a Nonstatutory Stock Option. In making such recommendation, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors which the Committee may deem relevant in accomplishing the purpose of the Plan.

         (b) No director of the Company who is not also an employee of the Company or one of its subsidiaries will be eligible for the grant of any options.

         (c) No option may be granted to any individual who immediately after the option grant owns directly or indirectly stock possessing more than five (5%) percent of the total combined voting power or value of all classes of stock of the Company or any subsidiary.

    Section 6.  Limitation on Incentive Stock Options.

         (a) General Rule. Solely for federal income tax purposes, to the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year exceeds $100,000.00, such options shall be treated as options which are not incentive stock options. This rule shall only apply to options granted on or after January 1, 1987. For purposes of this rule, options shall be taken into account in the order in which they were granted.

         (b) Fair Market Value. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by a major newspaper for the date the Incentive Stock Option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

    Section 7.  Terms and Conditions of Options.

         Each option granted under the Plan shall be evidenced by a Stock Option Agreement in such form not inconsistent with the Plan as the Board of Directors (or the Committee if so authorized by the Board of Directors) shall determine, provided that such Stock Option Agreement clearly and separately identifies Nonstatutory Stock Options and Incentive Stock Options and that the substance of the following terms and conditions be included therein:

         (a) Option Price. The price at which each share of common stock covered by such option may be purchased shall be determined by the Committee and shall be no less than one hundred percent (100%) of the fair market value of the stock on the date the option is granted. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by a major newspaper for the date the option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

         (b) Nontransferable. The option and any right related thereto shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and may be exercised, during the optionee's lifetime, only by the optionee.

         (c) Exercise of Option. The option and any right related thereto, if exercised by the optionee, may be exercised (subject, however, to the provisions of Section 9) only if the optionee has been an employee of the Company or of any subsidiary thereof at all times during the period beginning with the date of the granting of the option and ending on the day three (3) months before the date of such exercise; provided, however, that in the case of an optionee who becomes permanently and totally disabled or, in the case of Nonstatutory Options only, upon retirement at age 55 years or older, the three (3) months shall be extended to 12 months. Options granted to an employee under the Plan shall not be affected by any change of duties or position so long as the optionee continues to be an employee of the Company or of a subsidiary. Subject to the provisions of Section 9(a), only those options exercisable at the date the optionee's employment is terminated may be exercised during the period following such termination, whether such termination is by retirement or otherwise.

         (d) Term of Options. An Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date the option was granted; a Nonstatutory Stock Option shall not be exercisable after the expiration of ten
    (10) years and one (1) month from the date the option was granted.

         (e) Death of Optionee. In the event of the death of an optionee while the optionee is in the employ of the Company or any subsidiary thereof, the outstanding options then held by such person and any rights related thereto shall be exercisable only within the twelve (12) months next succeeding such death, and then only by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or the laws of descent and distribution, provided that in no event shall an Incentive Stock Option be exercisable more than ten (10) years or a Nonstatutory Stock Option more than ten (10) years and one
    (1) month after the date it was granted.

         (f) In the event that any optionee shall be dismissed from the employ of the Company or any of its subsidiaries for any reason which in the opinion of the Board of Directors (or the Committee if so authorized by the Board of Directors) shall constitute good cause for dismissal, any option still held by such person at such time shall automatically terminate. The decision of the Board of Directors (or the Committee if so acting) as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

         (g) Sequential Exercise of Incentive Stock Options. No Incentive Stock Option granted prior to December 31, 1986, shall be exercisable while there is outstanding any other Incentive Stock Option which was granted to the optionee at an earlier time to purchase stock in the Company or in any corporation which (as the time of the granting of such Incentive Stock Option) is a subsidiary of the Company, or in any predecessor of any of such corporations. Incentive Stock Options granted after December 31, 1986, may be exercised in any order once they become exercisable pursuant to Section 9(a). For the purpose of this Section 7(g), an Incentive Stock Option which has not been exercised in full is outstanding until the expiration of the period during which, under its initial terms, it could have been exercised. The cancellation of an earlier Incentive Stock Option will not enable a subsequent Incentive Stock Option to be exercised any sooner.

    Section 8.  Employment at Will.

         Nothing contained in the Plan, or in any option granted pursuant to the Plan, nor in any agreement made pursuant to the provisions of this Section 8, shall confer upon any optionee any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the optionee's employment at will or change the optionee's compensation at any time.

    Section 9.  Exercise of Options--Purchase of Shares.

         (a) No option shall be exercisable until the expiration of one year from date of grant and, unless otherwise determined by the Board of Directors (or the Committee if so authorized by the Board of Directors) shall (i) in the case of Incentive Stock Options, be then exercisable as to 33-1/3% of the total number of shares subject thereto, and exercisable as to an additional 33-1/3 on each of the two (2) succeeding anniversaries and (ii) in the case of Nonstatutory Stock Options, be then exercisable as to 20% of the total number of shares subject thereto, and exercisable as to an additional 20% on each of the four (4) succeeding anniversaries. The right to purchase shares with respect to options which become exercisable in installments shall be cumulative. Notwithstanding the grant of options initially exercisable in installments, upon the death or total disability of any optionee, all options then held shall become immediately exercisable without regard to dates at which the installments are exercisable and upon the retirement of any optionee at age 55 or older the Board of Directors (or the Committee if so authorized by the Board of Directors) may in its discretion accelerate the dates at which remaining installments of options may be exercised to the date of retirement.

         (b) An option shall be exercisable for the purchase of shares only upon payment to the Company of the full purchase price of the shares with respect to which the option is exercised as provided elsewhere herein, provided, however, that the Company shall not be required to issue or deliver any certificates for shares of stock purchased upon the exercise of an option prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, and (ii) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable and, in addition, if shares reserved for issuance upon exercise of options shall not then be registered under the Securities Act of 1933 the Company may, upon exercise of an option, require the holder thereof (or a purchaser acting under Section 7(e) hereof) to represent in writing that he is acquiring the shares for investment and not with a view to distribution thereof, and may mark the certificate(s) for the shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the transfer agent.

         (c) Payment for the shares shall be either in United States dollars, payable in cash or by check, or by surrender of stock certificates representing like common stock of the Company having an aggregate fair market value, determined as of the date of exercise, equal to the number of shares with respect to which such option is exercised multiplied by the option price per share, or a combination of cash and common stock; provided that the Board of Directors (or the Committee if so authorized by the Board of Directors) may in the Stock Option Agreements impose whatever restrictions it deems necessary or desirable with respect to the payment for shares by the surrender of stock certificates representing like common stock of the Company. The fair market value of common stock on the date of exercise of an option shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to Section 7(a). Such payment shall be accompanied by a written request for the shares purchased. An option shall be deemed exercised on the date such payment and written request are received by the Secretary of the Company.

    Section 10.  Acceleration of Exercisability on Change in Control.

         (a) Notwithstanding anything contained in the Plan or in the Stock Option Agreement evidencing any option to the contrary, in the event of a Change in Control (as hereinafter defined), then each option shall become exercisable on the date of the Change in Control, for the purchase of the full number of shares subject to such option.

         (b) For purposes of the Plan, Change in Control shall mean any of the following events:

         (1) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (a) the Company or (b) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this Section 10, a "Subsidiary"), (2) the Company or its Subsidiaries, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

         (2) The individuals who, as of August 22, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

         (3)  Approval by stockholders of the Company of:

         (i) A merger, consolidation or reorganization involving the Company, unless:

         (I) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

         (II) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

         (III) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

         (IV)  a transaction described in clauses (I) through
    (III) shall herein be referred to as a "Non-Control
    Transaction";

         (ii)  A complete liquidation or dissolution of the Company; or

         (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

    Section 11.  Change in Stock, Adjustments, Etc.

         (a) In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation, or shares of a subsidiary are distributed to shareholders of the Company, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, combination of shares, or a dividend payable in common stock, the number and kind of shares for the purchase of which options may be granted under the Plan shall be automatically adjusted to reflect the change. In addition, there shall be an appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and such adjustment of outstanding options shall be made without change of the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such manner as not to constitute a modification as defined in
    Section 425 of the Internal Revenue Code of 1986, as amended. The determination of any adjustment by the Board of Directors (or the Committee if so authorized by the Board of Directors) shall be conclusive.

         (b) The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    Section 12.  Duration, Amendment and Termination.

         (a) The Board of Directors of the Company may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any option shall theretofore have been granted, affect or impair the rights of such individual under such option, and provided further, that unless the stockholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby

         (1) the total number of shares which may be optioned under the Plan to all individuals, or any of them, shall be increased, except by operation of the adjustment provisions of Section 11 hereof;

         (2) the class of employees to whom options may be granted shall be changed; or

         (3) the benefits accruing to participants under the Plan shall be materially increased.

         (b) No options shall be granted under the Plan after November 13, 1995, but options granted prior to or as of such date may extend beyond such date in accordance with the provisions hereof.

         (c) Notwithstanding anything contained in the Plan or in the Stock Option Agreement evidencing any option to the contrary, Section 10 and this Section 12(c) shall not be amended or terminated at any time.

    Section 13.  Effectiveness of Plan.

         This Plan shall not become effective unless and until the following conditions shall have been met:

         (a) The Plan shall have been adopted by the affirmative vote of a majority of the outstanding shares of the Company present and entitled to vote at a meeting of the stockholders at which a quorum is present within one (1) year of its approval by the Board of Directors.

         (b) The Board of Directors shall have been advised by counsel that all other applicable legal requirements incident to the establishment and operation of the Plan have been complied with.

    Section 14.  Date of Granting of Options.

         The granting of an option pursuant to the Plan shall take place on any date the Board of Directors decides to grant the option, following approval of the Plan by the shareholders of the Company. Within 30 days of the granting of the option, the Company shall notify the optionee of the grant of the option, and submit to the optionee a Stock Option Agreement duly executed by and on behalf of the Company, with the request that the optionee execute and return the agreement within 30 days thereafter. If the optionee shall fail to return the executed Stock Option Agreement within said 30-day period, such person's option shall be automatically terminated.

    Section 15.  Application of Funds.

         The proceeds received by the Company from the sale of stock subject to option are to be added to the general funds of the Company and used for its corporate purposes as the Board of Directors shall determine.

    Section 16.  No Obligation to Exercise Option.

         Granting of an option shall impose no obligation on the optionee to exercise such option.


    Tandy Corporation 1985 Stock Option Plan (the "Plan") was originally adopted by the Board of Directors on August 16, 1985, and approved by the Shareholders of Tandy Corporation on November 14, 1985. This copy of the Plan has been restated to include amendments to the Plan pursuant to resolutions approved by the board of Directors at special meetings held on January 23, 1987; August 27, 1987; January 26, 1990; and August 22, 1990.
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